                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)February 8, 2002
                                                -----------------

                          AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                  File No. 1-13696             31-1401455
 ---------------           -----------------------       --------------
 (State or other            (Commission file number)      (IRS employer
 jurisdiction of                                         identification
 incorporation)                                               number)


   703 Curtis Street, Middletown, Ohio                       45043
----------------------------------------                 -------------
(Address of principal executive offices)                   (Zip code)


        Registrant's telephone number, including area code: 513-425-5000

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------
         On February 8, 2002, AK Steel Corporation (NYSE:AKS) announced that James L. Wareham, president of AK Steel since 1997, will retire March 1, 2002 after serving the steel industry for 41 years. AK Steel said Richard M. Wardrop, Jr., chairman and chief executive officer, will assume the additional role of president upon Mr. Wareham's departure.

Item 7.  Exhibit.
         -------

         (a)      Financial Statements of business acquired:

                  Not applicable.

         (b)      Pro Forma financial information:

                  Not applicable.

         (c)      Exhibit:

                  (1) News Release dated February 8, 2002.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  AK STEEL HOLDING CORPORATION


                                  /s/ Brenda S. Harmon
                                  ---------------------------
                                      Brenda S. Harmon
                                      Secretary

Dated:  February 8, 2002




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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX






Exhibit No.       Description                                           Page
-----------       -----------                                           ----
   (1)            News Release dated February 8, 2002                    5





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